EXHIBIT 10.61


                               REPUBLIC OF PANAMA             Real Estate: 13919


                                                                      Code: 3001
                           EIGHT NOTARY OF THE CIRCUIT        (illegible): 23326
                                 PANAMA PROVINCE                  Document No. 4
                                                                     (illegible)

                       LIC. DIOMEDES EDGARDO CERRUD AYALA
                                  NOTARY PUBLIC

Edificio Torre Cosmos                                      Telephones: 213-8028
Planta Baja - Area Bancaria                                            264-6270
Apartado 6-6937                                                        264-3676
El Dorado, Panama                                                 Fax: 264-3506
                                                             Cellular: 612-5656

COPY

WRIT No. 6874 OF JULY 28, 1997

CONTENTS: Whereby the company CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A.
         (COFRISA) and the company EZCONY TRADING CORP. enter into a Purchase and Sale Agreement.

                               REPUBLIC OF PANAMA

                                NOTARIED DOCUMENT

                                     (SEAL)

                       EIGHTH NOTARY OF THE PANAMA CIRCUIT

                                    * * * * *

PUBLIC WRIT NUMBER SIX THOUSAND EIGHT HUNDRED AND SEVENTY-FOUR

                                      6874

Whereby the company CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA) and the company EZCONY TRADING CORP. enter into a Purchase and Sale Agreement. Panama, July 28, 1997.

In Panama City, Capital of the Republic of Panama and Head of the Notarial Circuit of the same name, on the twenty-eighth (28th) day of the month of July, nineteen hundred and ninety-seven (1997), before me, DIOMEDES EDGARDO CERRUD AYALA, Eighth Notary Public of the Notarial Circuit of Panama, bearer of personal identification card No. Eight - one hundred and seventy-one - three hundred and one (8-171-301), personally came Mr. GUILLERMO VAN HOORDE GRAJALES, a Panamanian male of legal age, married, a resident of this city, bearer of personal identification card number Eight - one hundred and eighty-nine - seven hundred and eighty (8-189-780), acting on behalf and in representation of the company, CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA), duly registered in file Zero six two three one five (062315), roll Four eight zero five (4805), image Zero one seven two (0172) of the Microfilm Section (Commercial) of the Public Registry, authorized for this act by the minutes of the Board of Directors as transcribed at the end of this public document and which forms an integral part of same, party of the one part, who shall hereinafter be referred to as SELLER; and DAVID D'JEMAL HOMSANY, a Panamanian male of legal age, married, bearer of personal identification card number Eight-two hundred and five - nine hundred and thirty-four (8-205-934), acting in his capacity as Secretary of the company EZCONY TRADING CORP., a company duly registered in file nine three two one three (93213), roll nine zero six one (9061), image two five (25) of the Microfilm Section (Commercial) of the Public Registry, duly authorized for this act by the minutes of a Special Stockholders' Meeting of the aforementioned company which is transcribed at the end of this writ and which forms an integral part of same, who shall hereinafter be referred to as BUYER, party of the second part; I witness that I know these persons and that they requested me to certify by means of public writ the Purchase and Sale Agreement they are entering into under the following terms and conditions: FIRST: SELLER states that it owns Real Estate Property number one three nine one nine (13919, duly registered in Code three zero zero one (3001), Roll two three zero zero nine (23009), Complementary Document one (1) of the Property Section of Colon Province of the Public Registry, which consists in place of business 09-15, Edificio COFRISA number nine (9), whose area, measurements and limits are stated in the Public Registry.
SECOND: SELLER states that sells in real and effective fashion to BUYER Real Property number one three nine one nine (13919), described in the preceding clause, for the amount of FIVE HUNDRED AND EIGHTY-NINE THOUSAND DOLLARS AND NO CENTS (US$589,000.00), legal tender of the United States of America, of which amount SELLER states it has already received to its entire satisfaction FIVE HUNDRED AND THIRTY THOUSAND DOLLARS AND NO CENTS (US$530,000.00), legal tender of the United States of America, and BUYER hereby undertakes to pay SELLER the remaining portion, that is, the amount of FIFTY-NINE THOUSAND DOLLARS AND NO CENTS (US$59,000.00), legal tender of the United States of America, at the time of signing this public instrument by means of cashiers' check favor of SELLER.
THIRD: SELLER states that the sale of Real Property number one three nine one nine (13919), whose data are found in this document, is done free of encumbrances, save for legal ones and it undertakes to remedy such in case of eviction. FOURTH: The parties state that legal and notarial expenses caused by this writ, as well as Public Registry registration fees, shall be for the account of BUYER. FIFTH: BUYER states that it accepts the sale made to it by SELLER in the terms described in this agreement. MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS OF CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA). In Panama City, Republic of Panama, at nine in the morning (9:00 a.m.) on the twenty-fifth (25th) day of July, nineteen hundred and ninety-seven (1997), at the company's corporate headquarters, a meeting of the Board of Directors of CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA) was held. The following directors were present: JUAN DAVID MORGAN, Secretary of the company, acting in his own name and in representation of EDUARDO MORGAN, JR., Vice President, duly authorized for this act; MITSUO SAKA, Deputy, and GUILLERMO VAN HOORDE GRAJALES, Treasurer. In the President's absence, GUILLERMO VAN HOORDE GRAJALES acted as Ad-Hoc President of the meeting, and Juan David Morgan, Secretary, acted as such. There being the regulatory quorum for a meeting to take place and agreements to be arrived at, the directors agreed to hold the meeting. The Ad-Hoc President announced that the purpose of the meeting was to authorize the sale of Real Estate Property number one three nine one nine (13919), duly registered in Code three zero zero one (3001), Roll two three zero zero nine (23009), Complementary document one (1) of the Property Section of Colon Province of the Public Registry, to the company EZCONY TRADING CORP. A motion was duly made, seconded and unanimously approved. It was resolved: "To authorize Mr. Guillermo Van Hoorde Grajales, Director-Treasurer of the company, to transfer title in the way of a sale to the company, EZCONY TRADING CORP., to Real Estate Property number one three nine one nine (13919), duly registered in Code three zero zero one (3001), Roll two three zero zero nine (23009), Complementary Document one (1) of the Property Section of Colon Province of the Public Registry for the amount of FIVE HUNDRED AND EIGHTY-NINE THOUSAND DOLLARS AND NO CENTS (US$589,000.00), legal tender of the United States of America. Mr. Van Hoorde Grajales is hereby authorized to sign the documents and writs that may be necessary for completing the transaction." There being no other matter to discuss, the meeting was closed at ten in the morning (10:00 a.m.) of the same day. (Signed) Guillermo Van Hoorde Grajales, Ad-Hoc President. Juan David Morgan, Secretary. CERTIFICATE. The undersigned Secretary of the company CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA) CERTIFIES: 1. That on the twenty-fifth (25) day of July, 1997, a meeting of the Board of Directors was held. 2. That there was the necessary quorum at such meeting to adopt resolutions. 3. That the above is a true copy of the original Minutes. In testimony of which I sign this Certificate. Given on July twenty-fifth (25), 1997. (Signed) Juan David Morgan, Secretary. MINUTES OF THE SPECIAL STOCKHOLDERS MEETING OF THE COMPANY EZCONY TRADING CORP.
In Panama City, Republic of Panama, at ten in the morning (10:00 a.m.) on July twenty-fifth (25), nineteen hundred and ninety-seven (1997), A Special Stockholders' Meeting of the company EZCONY TRADING CORP, took place.
The meeting was presided by Mr. EZRA COHEN YITZAKI, President of the company and Mr. David D'Jemal Homsany, Secretary of the company, took the minutes. The President stated that the whole of the company's shares issued and outstanding being represented, summons could be waived and there being the regulatory quorum, the meeting could proceed to deal with any matter placed before it. The President announced that the reason for the meeting was to authorize the purchase from CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA) of Real Estate Property number one three nine one nine (13919), duly registered in Code three zero zero one (3001), Roll two three zero zero nine (23009), Complementary Document one (1) of the Property Section of Colon Province of the Public Registry. A motion was duly made, seconded and unanimously approved. It was resolved "To authorize Mr. David D'Jemal Homsany, Secretary of the Company, to sign on behalf of the company such public and private documents as may be necessary in order to purchase from the company CONSORCIO PARA EL DESARROLLO DE FOLK RIVER, S.A. (COFRISA), Real Estate Property number one three nine one nine (13919), duly registered in Code three zero zero one (3001), Roll two three zero zero nine (23009), Complementary Document one (1) of the Property Section of Colon Province of the Public Registry for the amount of FIVE HUNDRED AND EIGHTY-NINE THOUSAND DOLLARS AND NO CENTS (US$589,000.00), legal tender of the United States of America, of which amount FIVE HUNDRED AND THIRTY THOUSAND DOLLARS AND NO CENTS (US$530,000.00), legal tender of the United States of America, has already been paid to SELLER. There being no other matter to discuss, the meeting was closed at eleven in the morning (11:00 a.m.) of the same day. (Signed) Ezra Cohen Yitzaki, President. David

D'Jemal Homsany, Secretary. CERTIFICATE: The undersigned Secretary of the company EZCONY TRADING CORP. CERTIFIES: 1. That on the twenty-fifth (25) day of July, 1997, a Special Stockholders Meeting was held. 2. That the necessary quorum to adopt resolutions was present at the meeting. 3. That the above is a true copy of the original Minutes. In testimony of which, I sign this Certificate. Given on the twenty-fifth (25th) day of July, 1997. David D'Jemal Homsany, Secretary. These minutes have been countersigned by Lic. Enrique A. Jimenez, Jr. of the law firm Morgan & Morgan. (Signed) Enrique A. Jimenez, Jr. The undersigned Notary Public certifies that by virtue of this Agreement, Real Property Sales Tax has been paid according to law one hundred and six (106) of December thirtieth, nineteen hundred and seventy-four (1974), amended by Law thirty-one (31) of December thirtieth, nineteen hundred and ninety-one (1991), according to voucher of the General Income Directorate, dated August eighteenth
(18), nineteen hundred and ninety-seven (1997), in the amount of eleven thousand seven hundred and eighty and no cents (US$11,780.00), legal tender of the United States of America. The Notary Public likewise points out that Clearance of Real Property number two zero one three nine one (201391) for Real Property number one three nine one nine (13919), valid until August thirty-first (31), nineteen hundred and ninety-seven (1997). The Notary Public advises that a copy of this instrument should be registered; it was read to those in attendance before the attesting witnesses: QUIBIAN TERIBE PANAY GONZALEZ, a male and bearer of personal identification card number eight - five hundred and twelve - six hundred and seventy-five (8-512-675) and OLGA AMAYA VDA. DE HERRERA, a female and bearer of personal identification card number three - twenty-five- nine hundred and eighteen (3-25-918), both of legal age, Panamanian citizens and residents of this city, whom I know and who are capable of carrying out this act. It was found acceptable, they approved it and all signed as testimony before me, the certifying Notary Public. THIS WRIT BEARS NUMBER SIX THOUSAND EIGHT HUNDRED AND SEVENTY-FOUR.

                                      6874

(Signed) Guillermo Van Hoorde Grajales, David D'Jemal Homsany, Quibia Teribe Panay Gonzalez, Olga Amaya Vda. de Herrera, DIOMEDES EDGARDO CERRUD AYALA, Eighth Notary Public of the Panama Circuit. This copy which I hereby issue and sign and on which I stamp my seal agrees with the original, in Panama City, Republic of Panama, on the twenty-eight (28) day of the month of July, nineteen hundred and ninety-seven (1997).

                                    (Signed)

                          DIOMEDES EDGARDO CERRUD AYALA

                              Eighth Notary Public.

OFFICE OF THE PUBLIC REGISTRY

PANAMA.

We submit this document at 11:13:26.3 on August 19, 1997, Volume 258, Page (blank), Entry 11034 of the Daily Record of GABRIEL MATOS, Head of Record. Fees, B/ 1,416. Registration number 897112742.
(Signed illegibly)

                            PANAMA REPUBLIC OF PANAMA

                                     (SEAL)

The above document was registered in the Public Registry, Property Section, Colon Province, Real Property 13919, Code 3001, Roll 23326, Complementary Document No. 4. Entry 2 - Purchase & Sale. Fees B/ 1,180. Panama August 28, 1997.
The Head Registrar
(signed illegibly).

                               REPUBLIC OF PANAMA

                        MINISTRY OF FINANCE AND TREASURY

                        GENERAL INCOME DIRECTORATE (DGI)

                            SINGLE ANNUAL COMPANY TAX

                        (LAW No. 1 of February 28, 1985)

No. 468879

Registration Number: Roll/Volume 9061. Image/Page 25. File/Entry 93213. DV 0 2. Name of company: EZCONY TRADING CORPORATION. Name of legal representative:
MOISES EZRA COHEN. I.D. card N-16-236. Name of resident agent: EDMOND ESPINOSA, I.D. card 4-95-420. Incorporated according to the Laws of the Country: Panama (checked) Other countries (blank). Date of Public Registry registration: day 6 month 7 year 1982.
Formalization according to public writ No. 6781.
Period covered by payment: year 1996 to 1997. (N.T. Other years are blank.) For use by DGI: Payment valid until month 10 day 6 year 1997. Amount 150.
We hereby swear under solemn oath and with full knowledge of the sanctions imposed by Article 752 of the Fiscal Code that all information herein contained is correct. We likewise swear that we know that the sanctions imposed by Article 752 of the Fiscal Code consist, INTER ALIA, in the fact that by making false statements Fiscal Fraud may be committed, which shall be sanctioned by a fine not less than 5 times and not exceeding 10 times the amount fraudulently reported.
(Signed): EDMOND A. ESPINOSA, Legal Representative or Resident Agent. 4 - 95 -
420. Colon, October 2, 1996.
Amount (line 16) 150. Total payable 150.

                                    * * * * *
                               REPUBLIC OF PANAMA

                        MINISTRY OF FINANCE AND TREASURY

                        GENERAL INCOME DIRECTORATE (DGI)

                            SINGLE ANNUAL COMPANY TAX

                        (LAW No. 1 of February 28, 1985)

Registration number: Roll/Volume 4805. Image/Page 172. File/Entry 62315. DV C O. For use by DGI: 38030.

Name of company: CONSORCIO PARA EL DESARROLLO DEL FOLK RIVER, S.A. (COFRISA). Name of legal representative: MIROYOSHI AOKI. I.D. card (blank). Name of resident agent: MORGAN & MORGAN. R.U.C. - I.D. No. 702-437-16272. Incorporated under the Laws of the Country: PANAMA. Public Registry registration date:
October 30, 1980. Public writ No. 4821. Notary Public: Fourth. Date formalized:
October 21, 1980.
Period covered by payment: 1996-1997. (All other years are blank.) For use by
DGI: Valid until January 30, 1998. Amount 150.
"This form has been processed and printed by the automatic data processing system of the MORGAN & MORGAN firm and it is therefore understood to be made under solemn oath according to the authorization granted to this firm by Resolution No. 201-53 of February 25, 1982, issued by the General Income Directorate of the Ministry of Finance and Treasury."
MORGAN & MORGAN, Signature of Legal Representative or Resident Agent. R.U.C. - I.D. 702-437-15272. Place and Date: Panama, September 26, 1996.
Amount: 150.00. Surcharge 0.00. Total payable 150.00.